UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2023 (May 26, 2023)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7310 N. 16th Street., Suite 135, Phoenix, AZ 85020

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 26, 2023, Southern Copper Corporation, (the “Corporation”) held its 2023 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were shares of Common Stock 748,473,505 shares, constituting approximately 96.81 % of the total outstanding shares eligible to vote at the meeting, were voted.  The stockholders were asked to take the following actions:

1.	To elect our nine directors, who will serve until the 2024 annual meeting.
2.	To ratify the selection by the Audit Committee of the Board of Directors of Galaz, Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2023.
3.	To approve, by non-binding advisory vote, our executive compensation.
4.	To recommend, by non-binding advisory vote, the frequency of future stockholders’ advisory votes on executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	690,298,223	29,743,276	28,432,006
Oscar González Rocha	688,799,851	31,241,648	28,432,006
Vicente Ariztegui Andreve	717,923,292	2,118,207	28,432,006
Enrique Castillo Sánchez Mejorada	710,388,110	9,653,389	28,432,006
Leonardo Contreras Lerdo de Tejada	712,287,711	7,753,788	28,432,006
Xavier García de Quevedo Topete	681,833,147	38,208,352	28,432,006
Luis Miguel Palomino Bonilla	683,483,495	36,558,004	28,432,006
Gilberto Perezalonso Cifuentes	681,898,922	38,142,577	28,432,006
Carlos Ruiz Sacristán	684,533,813	35,507,686	28,432,006

PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
747,681,697	603,796	183,768	0

PROPOSAL 3 — APPROVAL, BY NON-BINDING VOTE, OF SCC’s EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non-Votes
713,061,517	6,545,711	430,026	28,432,006

PROPOSAL 4 — RECOMMENDATION OF THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
718,622,740	544,140	596,238	278,380	28,432,006

In accordance with the voting results for Proposal Number 5, the Company determined that the non-binding advisory vote to approve the compensation of the named executive officers of the Company will be conducted every year, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

ITEM 9.01      Financial Statements and Exhibits

(d)Exhibits:

Exhibits

104.	Cover Page Interactive Data File (embedded within the inline XBRL document)

INDEX TO EXHIBITS

Exhibits

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date:  May 30, 2023

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